UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – November 17, 2009

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WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

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Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On November 12, 2009, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing that Donald E. Morel, Jr., Ph.D., Chairman and Chief Executive Officer, and William Federici, Chief Financial Officer, will attend the Lazard Capital Markets 6th Annual Healthcare Conference in New York, NY and present an overview of West’s business and outlook on Tuesday, November 17, 2009 at 1:40 PM ET.

A copy of the Company’s presentation from the conference will be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com and is also attached hereto as Exhibit 99.1.  A copy of the press release is attached hereto as Exhibit 99.2.  Both Exhibits are incorporated herein by reference.

The information in this report (including Exhibit 99.1 and 99.2) is being furnished pursuant to Item 7.01 Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01   Financial Statements and Exhibits

Exhibits

Exhibit #	Description

99.1	West Pharmaceutical Services, Inc. Corporate Overview (Investor Presentation).

99.2	West Pharmaceutical Services, Inc. Press Release, dated November 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

November 17, 2009